UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2024

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida		32835
(Address of principal executive offices)		(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On January 10, 2024, Hilton Grand Vacations Borrower Escrow, LLC (the “Escrow Issuer”), Hilton Grand Vacations Borrower Escrow, Inc. (the “Escrow Co-Issuer” and, together with the Escrow Issuer, the “Escrow Issuers”) and Hilton Grand Vacations Borrower LLC (the “Escrow Guarantor”), in its capacity as provider of the HGV Escrow Guarantee (as defined below), each a wholly-owned subsidiary of Hilton Grand Vacations Inc. (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with the several initial purchasers party thereto (collectively, the “Initial Purchasers”), in connection with the offer and sale of $900 million aggregate principal amount of the Escrow Issuers’ 6.625% Senior Secured Notes due 2032 (the “Notes”) in a private offering (the “Offering”) to persons reasonably believed to be “qualified institutional buyers” in the United States, as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States in offshore transactions pursuant to Regulation S under the Securities Act.

The Purchase Agreement contains customary representations, warranties and covenants by the Escrow Issuers and the Escrow Guarantor, together with customary closing conditions. Under the terms of the Purchase Agreement, the Escrow Issuers and the Escrow Guarantor have agreed to indemnify the Initial Purchasers against certain liabilities. The Offering is expected to close on January 17, 2024, in accordance with the terms of the Purchase Agreement.

Upon the closing of the Company’s proposed acquisition (the “Acquisition”) of Bluegreen Vacations Holding Corporation (“BVH”), the Escrow Issuer and the Escrow Co-Issuer will merge with and into the Escrow Guarantor and Hilton Grand Vacations Borrower Inc., respectively, each a wholly-owned subsidiary of the Company, and, to the extent the Offering does not close concurrently with the Acquisition, the escrow proceeds will be released as described below. The Escrow Guarantor and Hilton Grand Vacations Borrower Inc. (together, the “Surviving Issuers”) will thereupon assume the obligations under the Notes. To the extent the Offering closes concurrently with the Acquisition, the Notes will be issued by the Surviving Issuers instead of the Escrow Issuers, and the escrow provisions described above will not apply. Upon the closing of the Acquisition, the Notes will be guaranteed by the Company, Hilton Grand Vacations Parent LLC, also a wholly-owned subsidiary of the Company, and certain of the Escrow Guarantor’s existing and future subsidiaries (collectively, the “Guarantors”). The Notes and the related guarantees will be secured on a first-priority basis by substantially all assets of the Surviving Issuers and the Guarantors, which assets also secure the Company’s senior secured credit facilities, subject to certain exceptions.

To the extent the Offering does not close concurrently with the Acquisition, the Escrow Issuers, which were created solely to issue the Notes, will deposit the gross proceeds of the Offering into a segregated escrow account until the date that certain escrow release conditions are satisfied and the Escrow Guarantor will agree to pay (the “HGV Escrow Guarantee”) an amount up to the amount necessary to fund the interest due on the Notes in connection with a special mandatory redemption of the Notes, if the escrow release conditions have not been satisfied by August 5, 2024 (the “Escrow End Date”) or prior to the Escrow End Date if the merger agreement with BVH is terminated or the Escrow Issuers notify the trustee under the Notes that the Company is no longer pursuing the Acquisition.

Upon the closing of the Acquisition and release of the net proceeds of the Offering from the escrow account (if applicable), the Company intends to use the net proceeds from the Offering to (i) finance the consummation of the Acquisition, (ii) repay certain outstanding indebtedness and (iii) pay related fees, costs, premiums and expenses in connection with these transactions.

This Current Report on Form 8-K shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offer, or solicitation to buy, if at all, will be made only by means of a confidential offering memorandum. This Current Report on Form 8-K does not constitute a notice of repayment of outstanding indebtedness.

Item 8.01	Other Events.

On January 10, 2024, the Company issued a press release regarding the pricing of the Offering in accordance with Rule 135c under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated January 10, 2024.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements convey management’s expectations as to the Company’s future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time the Company makes such statements. Forward-looking statements include all statements that are not historical facts, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “would,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “future,” “guidance,” “target,” or the negative version of these words or other comparable words, although not all forward-looking statements may contain such words. The forward-looking statements contained in this communication include statements related to the Company’s revenues, earnings, taxes, cash flow and related financial and operating measures, and expectations with respect to future operating, financial and business performance and other anticipated future events and expectations that are not historical facts, including related to the proposed transaction between the Company and BVH.

The Company cautions you that its forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond the Company’s control, which may cause the actual results, performance or achievements to be materially different from the future results. Any one or more of these risks or uncertainties, including those related to the proposed transaction between the Company and BVH, could adversely impact the Company’s operations, revenue, operating profits and margins, key business operational metrics, financial condition or credit rating. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K, which may be supplemented and updated by the risk factors in the Company’s quarterly reports (including, without limitation, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023), current reports and other filings the Company makes with the Securities and Exchange Commission.

The Company’s forward-looking statements speak only as of the date of this communication or as of the date they are made. The Company disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date:    January 10, 2024